UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 17, 2003



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



             California                File No. 0-19231           68-0166366
             ----------                ----------------           ----------
 (State or other jurisdiction of    (Commission File Number)    (IRS Employer)
           incorporation)               Identification No.)



    111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
    ---------------------------------------------                 ----------
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
                                                            --------------

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Press release dated July 16, 2003 concerning Redwood Empire Bancorp's financial results for the second quarter of 2003 and announcement of 3 for 2 stock split.


Item 9.  Regulation FD Disclosure

On July 16, 2003, Redwood Empire Bancorp issued a press release concerning financial results for the second quarter of 2003 and announcement of its 3 for 2 stock split, a copy of which is included as Exhibit 99.1 and incorporated herein by reference. The information included in this section is also intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.






                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    07-17-03                      REDWOOD EMPIRE BANCORP
       ------------                    ----------------------
                                            (Registrant)



                                       By:  /s/ James E. Beckwith
                                            ----------------------
                                            James E. Beckwith
                                            Executive Vice President and
                                             Chief Operating Officer